SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

 Washington                                         1-14667                                    91-1653725
(State or Other Jurisdiction                     (Commission                             (I.R.S. Employer
         of Incorporation)                                   File Number)                             Identification Number)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive office)

(206) 461-2000
(Registrant’s telephone number including area code)

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits

            (c)        Exhibits.

            The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-86546) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit	Description

1.1	Underwriting Agreement dated November 21, 2002.
4.1	First Supplemental Indenture dated as of August 1, 2002 to the Senior Debt Securities Indenture between Washington Mutual, Inc. and The Bank of New York, as Trustee, dated as of August 10, 1999.
4.2	Second Supplemental Indenture dated as of November 20, 2002 to the Senior Debt Securities Indenture between Washington Mutual, Inc. and The Bank of New York, as Trustee, dated as of August 10, 1999.
4.3	Form of Note for Washington Mutual’s 4.375% Senior Notes due January 15, 2008.
5.1	Opinion of Heller Ehrman White & McAuliffe LLP.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 25, 2002           WASHINGTON MUTUAL, INC.

                                                        By:    /s/ Thomas W. Casey
                                                                    Thomas W. Casey
                                                                    Chief Financial Officer